                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                  FORM 8-K/A
                          AMENDMENT NO. 1 TO FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  DECEMBER 1, 1999



                                 DSL.NET, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                 000-27525                   06-1510312
 (STATE OR OTHER JURISDICTION      (COMMISSION                (IRS EMPLOYER
      OF INCORPORATION)            FILE NUMBER)             IDENTIFICATION NO.)


                             545 LONG WHARF DRIVE
                         NEW HAVEN, CONNECTICUT 06511
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


     (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE): (203) 772-1000

This Current Report on Form 8-K/A is filed by DSL.net, Inc., a Delaware corporation, as an amendment to that certain Current Report on Form 8-K dated December 1, 1999 to include the information required by Item 7.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements of Business Acquired

     The following audited financial statements of Tycho Networks, Inc. ("Tycho") are included as Exhibit 99.1 to the Current Report on Form 8-K and are incorporated herein by this reference:

       Independent Auditors' Report

       Consolidated Balance Sheet as of December 31, 1998

       Consolidated Statement of Operations for the period from December 22, 1997 (inception) to December 31, 1998

       Consolidated Statement of Stockholders' Equity for the period from December 22, 1997 (inception) to December 31, 1998

       Consolidated Statement of Cash Flows for the period from December 22, 1997 (inception) to December 31, 1998

       Notes to Consolidated Financial Statements for the period from December 22, 1997 (inception) to December 31, 1998

     The following unaudited interim financials statements of Tycho are included as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by this reference:

          Condensed Consolidated Balance Sheets as of September 30, 1999 (unaudited) and December 31, 1998 (unaudited)

          Condensed Consolidated Statements of Operations for the nine months ended September 30, 1999 (unaudited) and for the period from December 22, 1997 (inception) to September 30, 1998 (unaudited)

          Condensed Consolidated Statements of Cash Flows for the nine months ended September 30, 1999 (unaudited) and for the period from December 22, 1997 (inception) to September 30, 1998 (unaudited)

          Notes to Unaudited Condensed Consolidated Financial Statements


(b)  Pro Forma Financial Information

     The following unaudited pro forma financial information of the Company is included as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by this reference:

          Basis of Presentation

          Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 1999

          Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended September 30, 1999

          Unaudited Pro Forma Condensed Combined Statement of Operations for the period from inception (March 3, 1998) to December 31, 1998

          Notes to Unaudited Pro Forma Condensed Combined Financial Information

(c)  Exhibits

          The Exhibits that are filed with this Current Report on 8-K are set forth in the Exhibit Index to this Current Report on Form 8-K.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 DSL.net, Inc.

Dated:  February 7, 2000         By: /s/  Robert Q. Berlin

                                 Robert Q. Berlin
                                 Chief Financial Officer &
                                 Vice President, Strategic Planning

                                 Exhibit Index
                                 -------------

Exhibit
Number             Exhibit
------             -------
23.1     Independent Auditors' Consent

99.1     The following audited financial statements of Tycho:

            Independent Auditors' Report

            Consolidated Balance Sheet as of December 31, 1998

            Consolidated Statement of Operations for the period from December 22, 1997 (inception) to December 31, 1998

            Consolidated Statement of Stockholders' Equity for the period from December 22, 1997 (inception) to December 31, 1998

            Consolidated Statement of Cash Flows for the period from December
            22, 1997 (inception) to December 31, 1998

            Notes to Consolidated Financial Statements for the period from December 22, 1997 (inception) to December 31, 1998

99.2     The following unaudited interim financials statements of Tycho:

            Condensed Consolidated Balance Sheets as of September 30, 1999
            (unaudited) and December 31, 1998 (unaudited)

            Condensed Consolidated Statements of Operations for the nine months ended September 30, 1999 (unaudited) and for the period from December 22, 1997 (inception) to September 30, 1998 (unaudited)

            Condensed Consolidated Statements of Cash Flows for the nine months ended September 30, 1999 (unaudited) and for the period from December 22, 1997 (inception) to September 30, 1998 (unaudited)

            Notes to Unaudited Condensed Consolidated Financial Statements

99.3     The following unaudited pro forma financial information of the Company:

            Basis of Presentation

            Unaudited Pro Forma Condensed Combined Balance Sheet as of
            September 30, 1999

            Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended September 30, 1999

            Unaudited Pro Forma Condensed Combined Statement of Operations for the period from inception (March 3, 1998) to December 31, 1998

            Notes to Unaudited Pro Forma Condensed Combined Financial
            Information